UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2014
AMERICAN GRAPHITE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-54521	27-2841739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3651 Lindell Rd., Suite D#422, Las Vegas, Nevada		89103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(702) 473-8227
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 28, 2014, Rick Walchuk, president and a director of our company was arrested in Palaio Faliro, Greece under an international arrest warrant issued in connection with claims asserted against Mr. Walchuk by the United States District Court for the Eastern District of Pennsylvania, in regards to an unaffiliated company.

Mr. Walchuk has not been found guilty of any claim asserted against him and denies any allegations against him.  Mr. Walchuk intends to vigorously defend all claims asserted against him.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN GRAPHITE TECHNOLOGIES INC.

/s/Con Evan Anast
Con Evan Anast
Secretary and Director

Date : May 2, 2014